Credit Suisse First Boston
ABSC 2005-HE8
7,933 records
All records

Selection Criteria: All records
Table of Contents
  Summary- Aggregate
  Summary- Group I (FNMA)
  Summary- Group II (FREDDIE)
  Documentation
  Loan Type
  FICO
  Outstanding Principal Balance
  Lien Position
  LTV
  CLTV
  Coupon-ARM
  Coupon-Fixed Rate

1. Summary- Aggregate

WA FICO: 622
FICO stdev: 59.64
FICO < 500%: 0.00
FICO < 560%: 16.22
FICO not available %: 0.00
10th Percentile FICO: 534
90th Percentile FICO: 692
Wtd Avg LTV(2): 81.31
LTV(2) >80%: 44.15
CLTV: 86.04
% With Silent 2nds: 24.72
10th Percentile LTV(2): 67.06
90th Percentile LTV(2): 100.00
Full Doc %: 56.24
Loan Bal avg: 179,709.44
Wtd Avg DTI: 40.55
DTI > 45%: 37.62
Purch %: 37.17
Cash Out %: 53.23
Fixed %: 22.74
3 yr ARM >= %: 8.30
WAC: 7.249
WAC stdev: 1.41
1st Lien %: 95.93
CA%: 35.12
Single Family %: 74.92
Invt Prop: 6.91
MH%: 0.00
IO%: 27.32
2 Yr IO%: 19.79
IO non-Full Doc %: 13.99
2-4 Fam %: 7.62
Prim Occ %: 91.38
<$100K Bal %: 12.02
2-yr Prepay Penalty %: 48.27
Loan Count: 7,933

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2. Summary- Group I (FNMA)

WA FICO: 616
FICO stdev: 60.85
FICO < 500%: 0.00
FICO < 560%: 19.76
FICO not available %: 0.00
10th Percentile FICO: 530
90th Percentile FICO: 692
Wtd Avg LTV(2): 80.43
LTV(2) >80%: 45.77
CLTV: 83.57
% With Silent 2nds: 16.76
10th Percentile LTV(2): 65.71
90th Percentile LTV(2): 95.00
Full Doc %: 62.43
Loan Bal avg: 157,307.08
Wtd Avg DTI: 40.30
DTI > 45%: 36.05
Purch %: 21.70
Cash Out %: 66.20
Fixed %: 23.93
3 yr ARM >= %: 8.42
WAC: 7.264
WAC stdev: 1.29
1st Lien %: 98.04
CA%: 23.80
Single Family %: 75.17
Invt Prop: 9.16
MH%: 0.00
IO%: 23.30
2 Yr IO%: 16.96
IO non-Full Doc %: 9.09
2-4 Fam %: 8.21
Prim Occ %: 87.93
<$100K Bal %: 13.73
2-yr Prepay Penalty %: 47.42
Loan Count: 1,771

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3. Summary- Group II (FREDDIE)

WA FICO: 610
FICO stdev: 56.07
FICO < 500%: 0.00
FICO < 560%: 20.33
FICO not available %: 0.00
10th Percentile FICO: 532
90th Percentile FICO: 678
Wtd Avg LTV(2): 79.80
LTV(2) >80%: 44.41
CLTV: 82.91
% With Silent 2nds: 16.62
10th Percentile LTV(2): 64.03
90th Percentile LTV(2): 95.00
Full Doc %: 66.04
Loan Bal avg: 154,936.67
Wtd Avg DTI: 40.28
DTI > 45%: 36.85
Purch %: 22.05
Cash Out %: 65.90
Fixed %: 22.62
3 yr ARM >= %: 11.04
WAC: 7.279
WAC stdev: 1.26
1st Lien %: 98.48
CA%: 21.72
Single Family %: 73.92
Invt Prop: 7.73
MH%: 0.00
IO%: 24.08
2 Yr IO%: 15.91
IO non-Full Doc %: 8.27
2-4 Fam %: 9.36
Prim Occ %: 90.06
<$100K Bal %: 14.69
2-yr Prepay Penalty %: 46.72
Loan Count: 1,800

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4. Documentation

Documentation	WA LTV	WA CLTV	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI %> 45
Full Documentation	80.98	84.86	606	7.017	801,763,599.23	56.24	26.39	3.41	96.49	20.41	29.16	100.00	23.70	40.51	39.06
Non Full Documentation	81.73	87.56	642	7.548	623,871,373.07	43.76	51.01	11.40	95.22	30.26	42.78	0.00	31.97	40.60	35.76
Total:	81.31	86.04	622	7.249	1,425,634,972.30	100.00	37.17	6.91	95.93	24.72	35.12	56.24	27.32	40.55	37.62

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5. Loan Type

Loan Type	WA LTV	WA CLTV	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI %> 45
2/28 ARM	80.75	84.55	602	7.432	656,272,599.52	46.03	37.49	13.98	100.00	20.26	24.17	50.81	0.00	40.60	38.94
2/28 ARM - 2 Yr IO	83.30	91.46	647	6.782	282,135,483.22	19.79	47.61	0.17	100.00	42.04	70.73	46.83	100.00	41.60	38.13
2/28 ARM - 5 Yr IO	81.60	94.42	648	6.703	44,767,984.92	3.14	69.40	0.00	100.00	64.28	65.50	47.85	100.00	40.51	33.36
3/27 ARM	81.24	86.81	619	7.222	44,366,916.17	3.11	34.37	4.67	100.00	28.86	6.62	68.88	0.00	39.94	37.58
3/27 ARM - 3 Yr IO	82.96	89.86	647	6.722	31,305,898.46	2.20	39.23	0.00	100.00	34.66	35.39	59.23	100.00	41.91	41.49
3/27 ARM - 5 Yr IO	81.90	90.18	647	6.634	30,900,061.87	2.17	40.89	0.00	100.00	43.09	27.03	58.01	100.00	40.06	38.85
5/25 ARM	74.35	76.90	626	6.914	11,357,411.38	0.80	11.63	12.59	100.00	13.49	37.59	62.79	0.00	39.19	30.34
5/25 ARM - 7 Yr IO	80.00	100.00	685	7.700	352,000.00	0.02	0.00	0.00	100.00	100.00	0.00	0.00	100.00	32.08	0.00
Fixed Rate	80.71	82.62	633	7.486	324,176,616.76	22.74	23.75	0.84	82.10	10.25	26.68	74.23	0.00	39.59	34.88
Total:	81.31	86.04	622	7.249	1,425,634,972.30	100.00	37.17	6.91	95.93	24.72	35.12	56.24	27.32	40.55	37.62

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6. FICO

FICO	WA LTV	WA CLTV	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI %> 45
0 - 559	76.54	77.14	532	7.937	231,212,882.79	16.22	12.64	2.06	99.97	4.36	21.70	75.65	0.47	40.90	40.68
560 - 599	80.36	83.48	581	7.365	286,556,585.93	20.10	27.08	4.04	98.14	17.20	31.64	68.27	24.75	40.68	40.69
600 - 639	82.26	87.41	620	7.126	363,234,131.45	25.48	35.18	5.31	94.94	26.84	35.04	58.78	32.18	40.23	37.48
640 - 679	83.17	89.57	658	6.985	312,495,482.06	21.92	47.44	9.04	94.00	32.54	40.62	45.12	34.05	40.66	35.70
680 >=	83.21	91.18	716	6.968	232,135,890.07	16.28	63.33	14.87	93.33	40.43	45.49	33.05	40.56	40.37	33.55
Total:	81.31	86.04	622	7.249	1,425,634,972.30	100.00	37.17	6.91	95.93	24.72	35.12	56.24	27.32	40.55	37.62

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7. Outstanding Principal Balance

Outstanding Principal Balance	WA LTV	WA CLTV	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI %> 45
<= 79,999.99	86.41	87.90	614	8.920	94,921,697.53	6.66	50.01	5.82	61.04	8.72	10.96	66.65	0.61	38.04	29.86
80,000.00 - 99,999.99	81.72	86.40	610	7.844	76,427,450.58	5.36	42.46	5.27	88.57	25.20	10.23	69.54	3.59	37.95	30.87
100,000.00 >=	80.90	85.88	623	7.086	1,254,285,824.19	87.98	35.87	7.09	99.02	25.90	38.46	54.64	30.79	40.90	38.61
Total:	81.31	86.04	622	7.249	1,425,634,972.30	100.00	37.17	6.91	95.93	24.72	35.12	56.24	27.32	40.55	37.62

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8. Lien Position

Lien Position	WA LTV	WA CLTV	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI %> 45
1	80.53	85.47	621	7.123	1,367,622,539.93	95.93	35.10	7.20	100.00	25.77	34.74	56.56	28.48	40.49	37.38
2	99.55	99.55	655	10.215	58,012,432.37	4.07	85.88	0.00	0.00	0.00	44.07	48.56	0.00	41.87	43.09
Total:	81.31	86.04	622	7.249	1,425,634,972.30	100.00	37.17	6.91	95.93	24.72	35.12	56.24	27.32	40.55	37.62

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9. LTV

LTV	WA LTV	WA CLTV	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI %> 45
<= 80.00	74.41	82.60	619	6.928	796,277,798.11	55.85	38.91	3.44	99.93	41.55	36.33	55.40	28.50	40.57	37.17
80.01 - 85.00	84.38	85.33	596	7.412	182,024,507.99	12.77	17.77	6.57	100.00	7.40	31.88	58.83	20.11	39.97	35.32
85.01 - 90.00	89.61	89.80	629	7.357	278,754,789.64	19.55	33.98	17.04	99.87	2.91	31.90	56.67	27.53	40.59	38.60
90.01 - 95.00	94.67	94.67	649	7.420	99,558,244.46	6.98	37.10	11.63	99.03	0.00	37.74	60.66	49.03	40.60	39.77
95.01 - 100.00	99.96	99.96	657	9.839	69,019,632.10	4.84	81.19	0.00	18.63	0.00	38.86	50.94	0.58	41.61	41.75
Total:	81.31	86.04	622	7.249	1,425,634,972.30	100.00	37.17	6.91	95.93	24.72	35.12	56.24	27.32	40.55	37.62

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10. CLTV

CLTV	WA LTV	WA CLTV	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI %> 45
<= 80.00	70.57	70.62	595	7.112	467,889,596.30	32.82	8.79	5.80	99.89	0.52	34.52	61.83	13.05	39.81	35.45
80.01 - 85.00	84.25	84.32	595	7.402	170,029,149.79	11.93	14.05	6.99	100.00	0.87	32.90	60.00	19.43	39.88	35.47
85.01 - 90.00	89.49	89.60	630	7.334	273,832,697.31	19.21	32.19	17.31	99.87	1.17	32.52	56.87	27.90	40.60	38.76
90.01 - 95.00	93.17	94.70	643	7.447	116,459,383.89	8.17	43.70	10.33	99.17	14.51	35.20	58.60	45.36	40.46	38.46
95.01 - 100.00	83.57	99.95	655	7.229	397,424,145.01	27.88	81.98	0.00	85.87	82.63	38.53	46.92	41.80	41.69	40.04
Total:	81.31	86.04	622	7.249	1,425,634,972.30	100.00	37.17	6.91	95.93	24.72	35.12	56.24	27.32	40.55	37.62

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11. Coupon-ARM

Coupon-ARM	WA LTV	WA CLTV	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI %> 45
<= 8.00	81.00	87.56	626	6.835	895,116,982.52	81.27	41.33	5.41	100.00	33.71	42.48	54.38	41.22	41.06	39.17
8.01 - 9.00	83.88	85.21	592	8.473	167,984,065.90	15.25	40.81	22.70	100.00	8.97	17.79	37.40	11.62	39.81	34.74
9.01 - 10.00	82.86	83.66	571	9.390	32,748,897.21	2.97	38.29	25.84	100.00	6.91	10.08	32.63	2.95	39.82	36.48
10.01 - 11.00	80.00	80.37	541	10.459	5,401,147.19	0.49	33.66	12.91	100.00	2.68	13.74	13.90	0.00	41.26	41.35
11.01 - 12.00	73.35	73.35	522	11.335	207,262.72	0.02	0.00	27.12	100.00	0.00	0.00	39.79	0.00	22.69	0.00
Total:	81.48	87.05	619	7.179	1,101,458,355.54	100.00	41.12	8.69	100.00	28.98	37.60	50.95	35.36	40.83	38.42

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12. Coupon-Fixed Rate

Coupon-Fixed Rate	WA LTV	WA CLTV	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI %> 45
<= 8.00	75.91	78.47	636	6.615	232,964,083.68	71.86	9.26	0.55	99.90	13.34	26.01	80.67	0.00	39.24	33.72
8.01 - 9.00	85.96	86.69	599	8.538	31,115,269.10	9.60	33.46	3.59	77.61	5.17	12.12	78.92	0.00	38.77	28.81
9.01 - 10.00	94.31	94.38	638	9.633	26,219,709.48	8.09	67.80	1.20	29.23	1.40	35.74	52.55	0.00	40.38	40.86
10.01 - 11.00	97.99	98.01	640	10.514	22,717,935.30	7.01	80.79	0.00	6.20	0.42	41.84	44.18	0.00	41.89	41.68
11.01 - 12.00	98.82	98.88	625	11.415	9,881,694.95	3.05	80.54	0.00	2.11	0.62	29.10	38.24	0.00	42.64	48.03
12.01 - 13.00	99.97	99.97	616	12.353	1,254,544.76	0.39	69.35	0.00	0.00	0.00	30.72	41.34	0.00	42.93	48.85
13.01 - 14.00	100.00	100.00	592	13.050	23,379.49	0.01	100.00	0.00	0.00	0.00	0.00	100.00	0.00	41.35	0.00
Total:	80.71	82.62	633	7.486	324,176,616.76	100.00	23.75	0.84	82.10	10.25	26.68	74.23	0.00	39.59	34.88

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